EXHIBIT F

NAME, ASSET SIZE AND COMPENSATION RECEIVED
BY NB MANAGEMENT FOR ADVISORY OR SUB-ADVISORY
SERVICES PROVIDED TO OTHER SIMILAR FUNDS
___________________________

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Rate of Compensation based on each Fund’s average daily net assets
___________________________

As of June 30, 2008 (Unaudited)

									In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$2.5	of $4
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
Growth	Neuberger	$139,684,695	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman Mid
	Cap Growth
	Fund
Mid-Cap	Neuberger	$692,341,206	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Growth	Berman Mid
Portfolio	Cap Growth
	Fund

								In
			First	Next	Next	Next	Next	excess
	Similar		$500	$500	$500	$500	$500	of $2.5
Fund	Fund	Asset size	million	million	million	million	million	billion
Small-Cap	Neuberger	$28,522,958	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%
Growth	Berman Small
Portfolio	Cap Growth
	Fund

									In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$2.5	of $4
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
Guardian	Neuberger	$158,576,644	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman
	Guardian
	Fund

									In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$2.5	of $4
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
Partners	Neuberger	$487,612,581	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman
	Partners
	Fund
Regency	Neuberger	$290,736,101	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Portfolio	Berman
	Regency
	Fund

In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$2.5	of $4
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
High	Neuberger	$8,337,305	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Income	Berman
Bond	High Income
Portfolio	Bond
Fund

									In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$2.5	of $4
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
Socially	Neuberger	$591,064,907	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.40%
Responsive	Berman
Portfolio	Socially
	Responsive
	Fund

									In
			First	Next	Next	Next	Next	Next	excess
	Similar		$250	$250	$250	$250	$500	$1	of $2.5
Fund	Fund	Asset size	million	million	million	million	million	billion	billion
International	Neuberger	$706,935,232	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.70%
Portfolio	Berman
	International
	Fund and
	Neuberger
	Berman
	International
	Institutional
	Fund

In
			First	Next	Next	Next	excess
	Similar		$500	$500	$500	$500	of $2
Fund	Fund	Asset size	million	million	million	million	billion
Short	Neuberger	$575,991,377	0.25%	0.225%	0.20%	0.175%	0.15%
Duration	Berman
Bond	Short Duration
Portfolio	Bond Fund

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OTHER FUNDS
Rate of Compensation based on each Fund’s average daily net assets
___________________________

As of December 31, 2008 (Unaudited)

			First	Next	In excess of
			$100	$200	$300
Fund	Similar Fund	Asset size	million	million	million
AST Neuberger Berman	Neuberger Berman	$83,144,930	0.50%	0.45%	0.40%
Small Cap Growth Portfolio	Small Cap Growth Fund

				In excess of
			First $1	$1
Fund	Similar Fund	Asset size	billion	billion
AST Neuberger Berman/LSV	Neuberger Berman	$108,944,150	0.40%	0.35%
Mid-Cap Value Portfolio	Regency Fund
AST Neuberger Berman Mid-	Neuberger Berman	$317,763,671	0.40%	0.35%
Cap Growth Portfolio	Mid Cap Growth Fund
The Prudential Series Fund SP	Neuberger Berman	$67,501,425	0.40%	0.35%
Mid Cap Growth Portfolio	Mid Cap Growth Fund
ING Neuberger Berman	Neuberger Berman	$249,823,601	0.35%	0.30%
Partners Portfolio	Partners Fund
Metropolitan Series Fund Inc.	Neuberger Berman	$564,898,625	0.40%	0.35%
Neuberger Berman Partners	Regency Fund
Mid-Cap Value Portfolio

			First	Next	In excess of
			$150	$150	$300
Fund	Similar Fund	Asset size	million	million	million
Laudus Small Cap	Neuberger Berman	$53,867,881	0.60%	0.55%	0.40%
MarketMasters Fund	Small Cap Growth Fund
Ohio National Fund	Neuberger Berman	$34,265,423	0.55%	0.50%	0.40%
Millennium Portfolio	Small Cap Growth Fund

			First	Next	In excess of
			$250	$250	$500
Fund	Similar Fund	Asset size	million	million	million
MML Global Fund	Neuberger Berman	$24,312,741	0.50%	0.45%	0.40%
	International Fund
	and Neuberger
	Berman International
	Institutional Fund
Neuberger Berman NVIT	Neuberger Berman Mid	$74,914,217	0.45%	0.425%	0.40%
Multi-Manager Mid Cap	Cap Growth Fund
Growth Fund

			First	Next	In excess of
			$500	$500	$1
Fund	Similar Fund	Asset size	million	million	billion
Neuberger Berman NVIT	Neuberger Berman	$265,503,871	0.35%	0.30%	0.25%
Socially Responsible Fund	Socially Responsive
	Fund
Neuberger Berman NVIT	Neuberger Berman	$1,615,984	0.35%	0.30%	0.25%
Multi-Cap Opportunities	Partners Fund
Fund
SEI Institutional Tax Free	Neuberger Berman	$1,364,598,020	0.05%	0.04%	0.03%
Fund	Municipal Money Fund
SEI Tax Free Fund	Neuberger Berman	$1,146,308,295	0.05%	0.04%	0.03%
	Municipal Money Fund

			First	In excess of
			$100	$100
Fund	Similar Fund	Asset size	million	million
Neuberger Berman NVIT	Neuberger Berman	$33,793,974	0.35%	0.30%
Multi-Manager Large Cap	Large Cap Disciplined
Growth Fund	Growth Fund
Transamerica Neuberger	Neuberger Berman	$301,102,563	0.50%	0.45%
Berman International	International Fund
	and Neuberger
	Berman International
	Institutional Fund

			Rate of
Fund	Similar Fund	Asset size	Compensation
Neuberger Berman NVIT Multi-Manager	Neuberger Berman	$31,896,230	0.60%
Small Cap Company Fund	Genesis Fund
Penn Series Mid-Cap Value Fund	Neuberger Berman	$59,966,685	0.43%
	Regency Fund

			First	In excess of
			$500	$500
Fund	Similar Fund	Asset size	million	million
Phoenix Mid-Cap Growth	Neuberger Berman	$210,119,654	0.425%	0.40%
Series	Mid Cap Growth Fund

			First	In excess of
			$250	$250
Fund	Similar Fund	Asset size	million	million
Phoenix Capital Growth	Neuberger Berman	$203,977,857	0.35%	0.325%
Series Fund	Large Cap Disciplined
	Growth Fund

			First	In excess of
			$300	$300
Fund	Similar Fund	Asset size	million	million
Phoenix Small Cap	Neuberger Berman	$25,597,883	0.55%	0.40%
Growth Fund	Small Cap Growth
	Fund

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CLOSED-END FUNDS
__________________________

			Rate of
Fund	Similar Fund	Asset size*	Compensation
Neuberger Berman Real Estate Securities	Neuberger Berman	$281,758,845	0.60%
Income Fund Inc.	Real Estate Fund
Neuberger Berman High Yield Strategies	Neuberger Berman	$103,450,045	0.60%
Fund (formerly, Lehman Brother First	High Income Bond
Trust Income Opportunity Fund)	Fund
Neuberger Berman Intermediate	Neuberger Berman	$448,524,650	0.25%
Municipal Fund Inc.	Municipal Securities
	Trust

*       As of December 31, 2008 (Unaudited).